UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

U.S. ENERGY CORP.

(Exact name of registrant as specified in its charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Bering Drive, Suite 100, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Shareholder Approval of the U.S. Energy Corp. 2022 Equity Incentive Plan

On June 21, 2022, U.S. Energy Corp. (“we”, “us” or the “Company”) held its 2022 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the shareholders of the Company approved the adoption of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan was originally approved by the Board of Directors of the Company on April 18, 2022, subject to shareholder approval.

The 2022 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing.. In making such determinations, the Board of Directors (the “Board”) may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2022 Plan. Incentive stock options may be granted under the 2022 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2022 Plan.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is the sum of (i) three million (3,000,000) shares, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2023 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; and (B) 1,500,000 shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. Notwithstanding the foregoing, no more than a total of 10,000,000 shares of common stock (or awards) may be issued or granted under the 2022 Plan in aggregate, and no more than 10,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options.

The material terms of the 2022 Plan were described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) under the caption “Proposal 5: Approval of the U.S. Energy Corp. 2022 Equity Incentive Plan”, which was filed with the Securities and Exchange Commission on April 29, 2022.

The above description of the 2022 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2022 Plan, which is attached as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 23,051,960 shares of voting stock, or 89.8% of our 25,677,875 total outstanding voting shares as of April 25, 2022, the record date for the Meeting (the “Record Date”), were present at (including via proxy) or were voted at the Meeting, constituting a quorum. The holders of shares of our common stock are entitled to one vote for each share held, except that for the election of directors, shareholders may cumulate votes. The following proposals were voted on at the Meeting (as described in greater detail in the Proxy Statement), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1	Votes For	Votes Withheld	Broker Non-Votes
Election of Class Three Directors
Duane King	20,841,098	323,224	1,887,638
Joshua Batchelor	20,833,345	330,977	1,887,638

Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of Plante & Moran PLLC as the Company’s independent auditor for the fiscal year ended December 31, 2022	22,970,977	45,685	35,298	—

Proposal 3	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	21,092,417	53,642	18,263	1,887,638

Proposal 4	1 Year	2 Years	3 Years	Abstentions
Advisory vote on the frequency of shareholder votes on named executive officer compensation	21,111,579	12,040	28,372	12,331

Proposal 5	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the adoption of the Company’s 2022 Equity Incentive Plan	20,678,583	473,896	11,843	1,887,638

Proposal 6	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve a reincorporation of the Company from a Wyoming corporation to a Delaware corporation	20,729,425	427,221	7,676	1,887,638

As a result of the above voting, each of the two (2) Class Three director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of three years and until their respective successors have been elected and qualified, or until their earlier resignation or removal and proposals 2, 3, and 5, which each required more votes cast favoring each such proposal than cast opposing such proposal, and proposal 6, which required that a majority of the Company’s outstanding shares of common stock which were eligible to be voted at the Meeting, voted in favor of such proposal, were validly approved and ratified by the Company’s shareholders. Additionally, in connection with proposal 4, a plurality of the votes cast were voted to hold future advisory votes on equity compensation every “1 Year” (the “Frequency Vote”).

The Board of Directors considered the outcome of the Frequency Vote, and the fact that “1 Year” received the greatest number of votes at the Meeting consistent with the recommendation of the Board of Directors, and has determined that the Company will hold future shareholder advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers, unless the Board of Directors determines, in its discretion, to hold votes on a different annual frequency. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the annual meeting occurring six years after the Meeting (which will be the Company’s 2028 annual meeting of shareholders).

The Company anticipates affecting the reincorporation from Wyoming to Delaware shortly after the filing of this report and will file a Current Report on Form 8-K once such reincorporation has been affected.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	U.S. Energy Corp. 2022 Equity Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	June 21, 2022